Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
September, 1997

Scheduled Maturity                                      9/15/98


Coupon                                                  5.9875%


Excess Protection Level
   3 Month Average  5.45%
     September, 1997  5.46%
     August, 1997  5.64%
     July, 1997  5.27%



Cash Yield                                              18.24%


Investor Charge Offs                                    4.80%


Base Rate                                               7.99%


Over 35 Day Delinquency                                 5.20%


Seller's Interest                                       19.41%


Total Payment Rate                                      10.47%


Total Principal Balance                                $6,028,225,548.46


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,169,892,215.19